ADVISOR’S EDGE® NY VARIABLE ANNUITY

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

TFLIC SEPARATE ACCOUNT VNY

Supplement Dated May 14, 2021

to the

Prospectus dated May 1, 2018

This Supplement updates certain information in the above referenced prospectuses (the ‘‘Prospectuses’’). You should read this Supplement in conjunction with the applicable Prospectus and retain it for future reference. Except as indicated in this Supplement, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

Effective on or about June 1, 2021 (the “Closure Date”), the following subaccount (the “Subaccount”) will be closed to new investments:

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Columbia Variable Portfolio – Small Company Growth Fund	Columbia Variable Portfolio – Small Company Growth Fund	Columbia Management Investment Advisers, LLC

“Closed to new investments” means you cannot allocate additional amounts (either through policy transfers or additional premiums) to the Subaccounts after the Closure Date. However, any assets allocated to the Subaccounts as of the Closure Date may remain.

Please note: If you have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging or asset rebalancing) directing us to invest in the Subaccounts, you need to provide us with new instructions for amounts that would have otherwise gone into the Subaccounts.

If you do not provide new instructions:

•

subsequent premium payments and dollar cost averaging transactions will be re-allocated pro-rata to the remaining available investment choices according to the investment allocation instructions you previously provided; and

•	transfers and asset rebalancing transactions will not be processed and new instructions will be required.

Any references in the Prospectus to the above Subaccounts are hereby changed as noted above.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.